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EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, pursuant to, and as required by, 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of OrderPro Logistics, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

          Dated: August 23, 2004

                                             /s/ Jeffrey M. Smuda
                                             -----------------------------
                                             Jeffrey M. Smuda
                                             Chief Executive Officer



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EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, a consultant performing certain services For OrderPro Logistics, Inc. commonly performed by a chief financial officer, hereby certifies, pursuant to, and as required by, 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of OrderPro Logistics, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

          Dated: August 23, 2004

                                        /s/ Robert C. Scherne
                                        ------------------------------
                                        Consultant performing certain services
                                        for the Company commonly performed by
                                        a Chief Financial Officer